UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2012

FIRST PULASKI NATIONAL CORPORATION
 (Exact Name of registrant as specified in charter)

                Tennessee                                              0-10974                                                    62-1110294
 (State or other jurisdiction of                                                  (Commission                                                                 (I.R.S. Employer
                          incorporation)                                                        File Number)                                                             Identification No.)

                                 206 South First Street
                                   Pulaski, Tennessee                                                                                                                 38478
                                  (Address of principal executive offices)                                                                                                                                    (Zip Code)

(931) 363-2585
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

        The 2012 annual meeting of shareholders (the "Annual Meeting") of First Pulaski National Corporation, a Tennessee corporation (the "Company"), was held on April 26, 2012. At the Annual Meeting, thirteen nominees were elected as directors to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders ratified the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

        The final voting results of the director elections and ratification proposal, which were described in more detail in the definitive proxy statement delivered to the Company's shareholders in connection with the Annual Meeting and filed with the Securities and Exchange Commission on April 6, 2012, are set forth below.

1. The nominees for election to the Board of Directors were elected based upon the following tabulation:

	For	Withheld	Broker Non- Votes

David E. Bagley	950,390	26,866	0
James K. Blackburn, IV	950,289	26,967	0
Wade Boggs	946,597	30,659	0
James H. Butler	946,597	30,659	0
William Lyman Cox	972,604	4,652	0
Gregory G. Dugger	949,299	27,957	0
Charles D. Haney	973,788	3,468	0
Donald A. Haney	973,880	3,376	0
Mark A. Hayes	960,925	16,331	0
Linda Lee Rogers	976,105	1,151	0
R. Whitney Stevens, Jr.	950,390	26,866	0
Larry K. Stewart	951,289	25,967	0
Bill Yancey	949,299	27,957	0

2. The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes

976,088	0	1,168	0

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   FIRST PULASKI NATIONAL CORPORATION

                                                                                   By:/s/Mark A. Hayes
                                                                                   Mark A. Hayes
                                                                                   Chairman and Chief Executive Officer

Date: April 30, 2012